Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 24, 2008 by and among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), ASHFORD HOSPITALITY TRUST, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), the Grantors party hereto (the “Grantors”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as Secured Party (the “Agent”).
     WHEREAS, the Borrower, the Parent, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2007 (as amended and as in effect immediately prior to the date hereof, the “Credit Agreement”); and
     WHEREAS, the parties hereto desire to amend the Credit Agreement for the purposes provided herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments to Credit Agreement. Subject to satisfaction of the conditions contained in Section 3 hereof, the parties hereto agree that the Credit Agreement is amended as follows:
     (a) Section 1.1. of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical locations:
     “Acquired Mezzanine Debt Entity” means a Person that has become a Subsidiary or an Unconsolidated Affiliate of the Borrower (including, without limitation, any Person the beneficial interest of which is held by a servicer or trust on behalf of the Borrower, any of its Subsidiaries or any of its Unconsolidated Affiliates) as a result of the exercise by the Borrower, any of its Subsidiaries or any of its Unconsolidated Affiliates (or any such servicer or trustee) of remedies in respect of a defaulted Mezzanine Debt Interest held, in whole or in part, by or on behalf of the Borrower, any such Subsidiary or any such Unconsolidated Affiliate.
     “Nonrecourse Indebtedness” means, with respect to a Person, (a) Indebtedness for borrowed money to the extent recourse for payment (except for liability for customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy, and other similar exceptions to nonrecourse liability (collectively, “Nonrecourse Exceptions”)) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness or (b) if such Person is a Single Asset Entity, any Indebtedness for borrowed money of such Person. A Guaranty of Nonrecourse Exceptions by a Person shall not be considered to give rise to Indebtedness of such Person.
     “Single Asset Entity” means a Person (other than an individual) that (a) only owns a single Property; (b) is engaged only in the business of owning, developing and/or leasing such Property; and (c) receives substantially all of its gross revenues from such Property. In addition, if the assets of a Person consist solely of (i) Equity Interests in one other Single Asset Entity and (ii) cash and other assets of nominal value incidental to such Person’s ownership of the other Single Asset Entity, such Person shall also be deemed to be a Single Asset Entity for purposes of this Agreement.
     (b) The definition of “Applicable Margin” contained in Section 1.1. of the Credit Agreement is amended by restating the table contained in clause (a) in its entirety as follows:

	Total Net Indebtedness to	Applicable Margin	Applicable Margin
Level	Total Asset Value	for LIBOR Loans	for Base Rate Loans
1	≤ 0.50 to 1.00	2.75%	1.75%
2	> 0.50 to 1.00 and ≤ 0.60 to 1.00	3.00%	2.00%
3	> 0.60 to 1.00	3.50%	2.50%
     (c) The definitions of “Base Rate”, “Tangible Net Worth” and “Total Asset Value” contained in Section 1.1. of the Credit Agreement are restated in their entirety as follows:
     “Base Rate” means, on any date of determination, the per annum rate of interest equal to the greater of (a) the Prime Rate on such date, (b) the Federal Funds Rate on such date plus one-half of one percent (0.5%) or (c) LIBOR for a one-month Interest Period commencing on such date (or if such date is not a Business Day, on the immediately preceding Business Day) plus the amount by which the Applicable Margin for LIBOR Loans exceeds the Applicable Margin for Base Rate Loans. Any change in the Base Rate resulting from a change in the Prime Rate, the Federal Funds Rate or LIBOR shall become effective as of 12:01 a.m. on the Business Day on which each such change occurs. The Base Rate is a reference rate used by the Lender acting as the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged by the Lender acting as the Agent or any other Lender on any extension of credit to any debtor.
     “Tangible Net Worth” means, as of a given date, (a) the stockholders’ equity of the Parent and Subsidiaries determined on a consolidated basis, plus (b) accumulated depreciation and amortization, minus (c) the following (to the extent reflected in determining stockholders’ equity of the Parent and its Subsidiaries): (i) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (ii) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis. In addition, when determining Tangible Net Worth, non-cash impairment charges relating to loans, goodwill and other intangibles or long-lived assets reflected in determining stockholders’ equity of the Parent and its Subsidiaries in accordance with Statement of Financial Accounting Standards number 114, 118, 142 or 144, as applicable, may be excluded in an aggregate amount not to exceed $150,000,000; provided, however, any such impairment charges attributable to an Acquired Mezzanine Debt Entity whose Indebtedness and assets are excluded from calculations of the ratio contained in Section 9.1.(a) pursuant to the second sentence of such Section may not be excluded from Tangible Net Worth under this sentence.
     “Total Asset Value” means the sum of all of the following (without duplication) of the Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis: (a) cash, cash equivalents and marketable securities, plus (b) the undepreciated GAAP book value of all Properties, plus (c) Other Net Assets. The Parent’s pro rata share of assets held by its Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in Total Asset Value calculations consistent with the above described treatment for wholly owned assets. In addition, when determining Total Asset Value the following may be excluded: non-cash impairment charges relating to loans, goodwill and other intangibles or long-lived assets, in each case, reflected in book value of Properties or Other Net Assets in accordance with Statement of Financial Accounting Standards number 114, 118, 142 or 144, as applicable, in an aggregate amount not to exceed $150,000,000; provided, however, any such impairment charges attributable to an Acquired Mezzanine Debt Entity whose Indebtedness and assets are excluded from calculations of the ratio contained in Section 9.1.(a) pursuant to the second sentence of such Section may not be excluded from Total Asset Value under this sentence.
     (d) Section 3.6.(c) of the Credit Agreement is restated in its entirety as follows:
     (c) Revolving Extension Fee. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.12.(a), the Borrower agrees to pay to the Agent for the account of each Revolving Lender a fee equal to (i) one-quarter of one percent (0.25%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized) at the time of the first such extension and (ii) one-half of one percent (0.50%) of the amount of such Revolving Lender’s Revolving Commitment (whether or not utilized) at the time of the second such extension. Such fee shall be due and payable in full on the date which, but for such extension, would have been the Revolving Termination Date.

     (e) Sections 9.1.(a) and (b) of the Credit Agreement are restated in their entirety as follows:
     (a) Maximum Leverage Ratio. The ratio of (i) Total Net Indebtedness to (ii) Total Asset Value (excluding cash and cash equivalents), to exceed 0.650 to 1.00 at any time. For purposes of this subsection (a), Indebtedness and assets of a given Acquired Mezzanine Debt Entity shall be excluded from Total Net Indebtedness and Total Asset Value if the Requisite Lenders have given their prior written consent to such exclusion.
     (b) Minimum Fixed Charge Coverage Ratio. The ratio of (i) Adjusted EBITDA for the period of four consecutive fiscal quarters of the Parent most recently ending to (ii) Fixed Charges for such period, to be less than the ratio in the table below corresponding to the applicable period:

Four-Quarter Period Ending	Ratio
On or before March 31, 2011	1.250 to 1.00
After March 31, 2011	1.350 to 1.00
For purposes of this subsection (b) only, cash gains or other income (losses) in respect of Derivatives Contracts realized during any applicable period shall be (i) deducted from (added to) Adjusted EBITDA for such period but only to the extent included in net income when determining Adjusted EBITDA and (ii) deducted from (added to) Fixed Charges for such period.
     (f) Section 9.2. of the Credit Agreement is restated in its entirety as follows:
     Section 9.2. Restricted Payments.
     (a) The Parent shall not, and shall not permit any of its Subsidiaries to, effect any Restricted Payment of the type described in clause (b) or (c) of the definition of Restricted Payment unless (x) immediately before and immediately thereafter, no Default or Event of Default exists, and (y)(i) such Restricted Payment consists of the acquisition by the Borrower or a Subsidiary of the Borrower of common stock or other equivalent common Equity Interests of a Subsidiary or (ii) in the case of any other Restricted Payment, (A) the ratio described in Section 9.1.(b) of this Agreement equals or exceeds 1.50 to 1.00 and (B) Total Indebtedness of the Parent and all Subsidiaries determined on a consolidated basis immediately prior to giving effect to such Restricted Payment equals or exceeds Total Indebtedness of the Parent and all Subsidiaries determined on a consolidated basis immediately thereafter.
     (b) Prior to January 1, 2010, the Parent shall not, and shall not permit the Borrower to, declare or pay dividends on its respective common stock or other equivalent common Equity Interests (excluding any Preferred Equity Interest convertible into common stock or other equivalent common Equity Interest until so converted); provided, that the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending prior to January 1, 2010 to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the amount required to be distributed for the Parent to remain in compliance with Section 7.14.
     (c) Notwithstanding the immediately preceding subsections, if a Default or Event of Default exists, the Parent shall not, and shall not permit any of its Subsidiaries to, declare or make any Restricted Payment except (x) to the Parent or any Subsidiary, (y) any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary may make Restricted Payments to the extent required by the organizational documents of such Subsidiary and (z) the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower with respect to any fiscal year ending during the term of this Agreement to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders in an aggregate amount not to exceed the amount required to be distributed for the Parent to remain in compliance with Section 7.14.
     (d) Notwithstanding the immediately preceding subsections, if a Default or Event of Default specified in Section 10.1.(a), Section 10.1.(b), Section 10.1.(f) or Section 10.1.(g) shall exist, or if as a result of the occurrence of any other Event of Default any of the Obligations have been accelerated pursuant to Section 10.2.(a), the Parent shall not, and shall not permit any Subsidiary to, make any Restricted Payments to any Person other than to the Parent or any Subsidiary.
     (g) Section 10.1.(e)(i) of the Credit Agreement is restated in its entirety as follows:
     (i) The Parent, the Borrower, any other Subsidiary or any other Loan Party shall fail to pay when due and payable, within any applicable grace or cure period, the principal of, or interest on, any Indebtedness (other than the Loans and Reimbursement Obligations, Indebtedness in respect of Derivatives Contracts and Nonrecourse Indebtedness of any Subsidiary that is an Acquired Mezzanine Debt Entity) having an aggregate outstanding principal amount of $25,000,000 or more (or $150,000,000 or more in the case of Nonrecourse Indebtedness) (all such Indebtedness being referred to as “Material Indebtedness”);
     Section 2. Reduction of Revolving Commitments. Pursuant to Section 2.11. of the Credit Agreement, the Borrower hereby notifies the Agent and the Lenders that, upon the effectiveness of this Amendment, the aggregate amount of the Revolving Commitments shall be permanently reduced by $50,000,000. The parties hereto waive the requirement under such Section that the Borrower give not less than 5 Business Days notice of such reduction.

     Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a) a counterpart of this Amendment duly executed by the Parent, the Borrower and the Requisite Lenders;
     (b) the Acknowledgment substantially in the form of Exhibit A attached hereto, executed by the Borrower and each Guarantor;
     (c) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and the Parent of all corporate, partnership or other necessary action taken by such party to authorize the execution, delivery and performance of this Amendment, the Credit Agreement, as amended by this Amendment and the other the documents, instruments and agreements being executed by such party in connection with this Amendment;
     (d) evidence that the Borrower shall have paid to the Agent for the account of the Revolving Lenders $50,000,000 in immediately available funds for application to the outstanding principal balance of the Revolving Loans;
     (e) evidence that the Borrower shall have paid all Fees due and payable with respect to this Amendment, including without limitation, the Fees payable under Section 8 below; and
     (f) such other documents, instruments and agreements as the Agent may reasonably request.
     Section 4. Representations. The Borrower and the Parent represent and warrant to the Agent and the Lenders that:
     (a) Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Parent and the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Parent and the Borrower enforceable against each such party in accordance with its respective terms.
     (b) Compliance with Laws, etc. The execution and delivery by the Parent and the Borrower of this Amendment and the performance by the Parent and the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Parent or the Borrower; (ii) conflict with, result in a breach of or constitute a default under the

Parent’s or Borrower’s partnership agreement, bylaws, articles of formation or incorporation or any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent or the Borrower other than Permitted Liens.
     (c) Guarantors and Subsidiaries. All Subsidiaries of the Borrower that are required to become Guarantors under Section 7.12. of the Credit Agreement are parties to the Guaranty. Each Released Guarantor (as defined in Section 6 below) (i) qualifies, or will qualify simultaneously with its release from the Guaranty pursuant to this Amendment, as an Excluded Subsidiary or has ceased to be, or simultaneously with its release from the Guaranty pursuant to this Amendment will cease to be, a Material Subsidiary or a Subsidiary and (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release.
     (d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     Section 5. Reaffirmation of Representations by the Parent and the Borrower. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by it to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances or transactions not prohibited by the Credit Agreement.
     Section 6. Release. Pursuant to Section 7.13(a) of the Credit Agreement, the Agent and each Lender hereby releases Ashford Finance Subsidiary II LP (“AFS”) and Ashford Finance Subsidiary II General Partner LLC (together with AFS, each a “Released Guarantor”) from the Guaranty, the Pledge Agreement and the Security Agreement, to which they are a party.
     Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
     Section 8. Amendment Fee. In consideration of the Lenders party hereto agreeing to amend the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender executing this Amendment an amendment fee equal to 0.50% of the amount of such Lender’s Revolving Commitment as in effect immediately prior to giving effect this Amendment and the reduction of the amount of the Revolving Commitments provided for in Section 2 hereof; provided, however, such amendment fee shall only be payable to (a) the Agent, as a Lender and (b) each other Lender who executes and delivers to the Agent or its counsel a counterpart of this Amendment not later than 5:00 p.m. (Charlotte, North Carolina time), December 23, 2008 in accordance with instructions provided to the Lenders by the Agent.

     Section 9. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its sole General Partner

By:	/s/ David Brooks
	Name:	David Brooks
	Title:	Vice President

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David Brooks
	Name:	David Brooks
	Title:	Vice President
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[Signature Page to Third Amendment to Credit Agreement
for Ashford Hospitality Limited Partnership]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Matthew Ricketts
	Name:	Matthew Ricketts
	Title:	Vice President
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MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:
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RAYMOND JAMES BANK, FSB, as a Lender
By:
Name:
Title:
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BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:
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AAREAL BANK AG, as a Lender
By:
Name:
Title:

By:
Name:
Title:
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ALLIED IRISH BANKS, P.L.C. , as a Lender
By:
Name:
Title:

By:
Name:
Title:
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CALYON NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:
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KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:
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ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:
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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:
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UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A
FORM OF GUARANTOR ACKNOWLEDGEMENT
     THIS GUARANTOR ACKNOWLEDGEMENT dated as of December      , 2008 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2007 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);
     WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
     WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Third Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
     Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     Section 2. Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 3. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
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     IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

ASHFORD HOSPITALITY TRUST, INC.
ASHFORD 1031 GP LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD FINANCE SUBSIDIARY II GENERAL
     PARTNER LLC
ASHFORD HHC LLC
ASHFORD HHC II LLC
ASHFORD HHC III LLC
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE     GENERAL PARTNER LLC
ASHFORD HOSPITALITY FINANCE GENERAL
     PARTNER LLC
ASHFORD IHC LLC
ASHFORD MEZZ BORROWER LLC
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC
BUCKS COUNTY MEMBER LLC
ASHFORD PROPERTIES GENERAL PARTNER LLC
FL/NY GP LLC

By:
	Name:	David Brooks
	Title:	Vice President

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[Signature Page to Guarantor Acknowledgment
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GUARANTORS (CONT.):

ASHFORD FINANCE SUBSIDIARY II LP
By:	Ashford Finance Subsidiary II General Partner
LLC, its general partner
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE LP
By:	Ashford Hospitality Finance Albuquerque General
Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE LP
By:	Ashford Hospitality Finance General Partner LLC,
its general partner
COMMACK NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner
CORAL GABLES FLORIDA HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
HYANNIS MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
SOUTH YARMOUTH MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
WESTBURY NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner

By:
	Name:	David Brooks
	Title:	Vice President

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Signature Page to Guarantor Acknowledgment
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GUARANTORS (CONT.): ASHFORD TRS CORPORATION ASHFORD TRS VI CORPORATION
By:
	Name:	David J. Kimichik
	Title:	President

ASHFORD HHC PARTNERS LP
By:	Ashford HHC LLC, its general partner
ASHFORD HHC PARTNERS II LP
By:	Ashford HHC II LLC, its general partner
ASHFORD HOSPITALITY FINANCE LA JOLLA LP
By:	Ashford Hospitality Finance California
General Partner LLC, its general partner
ASHFORD HOSPITALITY SERVICING LLC ASHFORD HOSPITALITY FINANCE CALIFORNIA GENERAL PARTNER, LLC

By:
	Name:	David Brooks
	Title:	Vice President

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